Investments	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Investments
8.	Investments

On January 1, 2018, the Company adopted IFRS 9 and classifies and accounts for its investments at amortized cost. The Company’s investments as of December 31, 2017 were classified and accounted for as held-to-maturity under IAS 39. The initial adoption of IFRS 9 had no impact on previously reported amounts (See Note 4).

The Company’s investments include investments in commercial paper, debt securities issued by several public corporations and the U.S. Treasury. Current investments include investments with a maturity date of greater than three months at the date of settlement. Investments with a maturity of 12 months or more from the original investment date are classified as non-current.

Investments as of December 31, 2018 and 2017 consisted of the following:

	December 31,
	2018	2017
	(euros in thousands)
Commercial paper	22,208	15,527
U.S. Treasury securities	6,733	9,177
Corporate fixed income bonds	14,185	7,886
Agency bonds	1,729	1,453

Current investments	44,855	34,043
Corporate fixed income bonds	16,945	7,060

Non-current investments	16,945	7,060

Total investments	61,800	41,103

The Company first began its investment program during the fourth quarter of 2017. During the years ended December 31, 2018 and 2017, the Company purchased investments totaling €75.9 million and €41.8 million, respectively, which are held and denominated in U.S. dollars. During the years ended December 31, 2018 and 2017, the Company received proceeds of €58.9 million and €0, respectively, relating to investment maturities. As a result of the fluctuation in foreign currency between the euro and U.S. dollar, the Company recorded foreign currency exchange net gains of €3.2 million as a component of finance income for the year ended December 31, 2018. For the year ended December 31, 2017, the Company recorded foreign currency exchange net losses of €0.8 million as a component of finance expense.